UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Trans World Corporation

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TRANS WORLD CORPORATION

May 16, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Wednesday, June 25, 2014 at 10:00 am Eastern time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders.  For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” the 2014 Equity Incentive Plan, “FOR” an advisory vote on the Board’s recommendations regarding Executive Compensation, and “FOR” each other matter to be considered.  Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President and Chief Executive Officer

545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017

TEL:  212.983.3355  FAX:  212.983.8129

WWW.TRANSWC.COM

TRANS WORLD CORPORATION

545 Fifth Avenue, Suite 940

New York, New York 10017

(212) 983-3355

________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 25, 2014

________

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Trans World Corporation (“TWC” or the “Company”) will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Wednesday, June 25, 2014 at 10:00 am Eastern time.  At the meeting, the holders of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

(1)                                 To elect seven (7) directors for a one-year term or until their successors are elected and qualified;

(2)                                 To consider and vote on a proposal to adopt the 2014 Equity Incentive Plan;

(3)                               To cast a non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”);

(4)                               To ratify the appointment by the Board of Directors of Rothstein Kass as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014; and,

(5)                               To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

The Board of Directors has fixed May 12, 2014 as the voting record date for the determination of the holders of the Company’s Common Stock, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

Please note that the rules governing brokers have changed recently. Brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please vote your proxy in order to give your broker specific voting instructions so that your vote can be counted.

BY ORDER OF THE BOARD OF DIRECTORS

Rami S. Ramadan

President and Chief Executive Officer

New York, New York

May 16, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2014:  Copies of the Annual Report to Stockholders, the Notice of Annual Meeting of Stockholders, the Proxy Statement and the Proxy Card for the 2014 Annual Meeting are available via the internet at www.transwc.com in the “Investor Relations” section.

Each stockholder and guest attending the Annual Meeting may be required to present valid picture identification for admission.  Persons holding shares in “street name” (i.e. through a broker or other nominee) will need to present their brokerage statement reflecting stock ownership as of the record date upon check-in at the meeting.  Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

It is important that your shares be represented regardless of the number you own.  Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided.  If you attend the meeting, you may vote either in person or by proxy.  Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.

TRANS WORLD CORPORATION

____________

PROXY STATEMENT

____________

ANNUAL MEETING OF STOCKHOLDERS

June 25, 2014

GENERAL

This Proxy Statement is furnished to holders of the Common Stock, par value $0.001 per share (“Common Stock”), of Trans World Corporation, a Nevada corporation (“TWC” or the “Company”).  Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Wednesday, June 25, 2014 at 10:00 am Eastern time or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.  This Proxy Statement is first being mailed to stockholders on or about May 16, 2014.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein.  If no contrary instructions are given, each proxy received will be voted: (i) FOR the nominees for director described herein; (ii) FOR the proposal to adopt the 2014 Equity Incentive Plan; (iii) FOR the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company (“Say-on-Pay”); (iv) FOR the ratification of the appointment of Rothstein Kass as the Company’s independent registered public accountants for fiscal 2014; and (v) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder.  Any holder of shares of the Company’s Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence.  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person.  For shares held in “street name,” the stockholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

VOTING

Only holders of record of the Common Stock at the close of business on May 12, 2014 (“Voting Record Date”) will be entitled to vote at the Annual Meeting.  On the Voting Record Date, there were 8,809,435 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting.  Thus, the presence of the holders of Common Stock representing at least 4,404,718 votes will be required to establish a quorum.  The withdrawal of any stockholder after the Annual Meeting has commenced, will have no effect on the existence of a quorum.  Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting.  Directors are elected by a plurality of the votes cast with a quorum present.  A properly executed proxy that strikes through the name of one or more Directors or is marked “withhold authority” with respect to all of the nominees for Director will not be voted with respect to the director or directors indicated.  The seven persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company.  Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors.  The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required to approve the proposals regarding approval of: (i) the 2014 Equity Incentive Plan; (ii) the Say-on-Pay advisory vote; and, (iii) the appointment of the independent registered public accountants.  Because of the votes required, abstentions will have the same effect as a vote against any proposal.

For the purposes of determining whether a proposal has received the requisite vote of the holders of the Common Stock in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called “broker non-votes”), those shares of Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote on any of such proposals. Pursuant to the Financial Industry Regulatory Authority’s (formerly the National Association of Securities Dealers Inc.) (“FINRA”) Conduct Rules, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners.  A broker will only have such authority if:  the broker holds the shares as executor, administrator, guardian or trustee or is a similar representative or fiduciary with authority to vote; or the broker is acting pursuant to the rules of any national securities exchange of which the broker is also a member.

Prior to 2010, the election of directors was considered a routine matter for which brokers were permitted to vote shares without customer direction.  Brokers are now no longer permitted to vote shares for the election of directors in this manner.  In addition, if you do not provide your broker with instructions as to how you wish to vote on Proposal #2 – the 2014 Equity Incentive Plan and on Proposal #3 – Say-on-Pay advisory vote, your broker will not be permitted to vote your shares as to these matters.  Therefore, we urge you to give voting instructions to your broker on all proposals at least 10 days before the date of the Annual Meeting, or by June 13, 2014, so that your broker will have sufficient time to vote for you.  Shares that are not voted by a broker given the absence of customer direction are called “broker non-votes.”  Broker executed proxy cards will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but broker non-votes will not be considered votes cast for or against a proposal and therefore will have no direct impact on the election of directors, but will have the same effect as a vote against Proposals #2 and #3.  Under these rules, absent authority or directions described above, brokers will not be able to vote on:  Proposal #1 – the election of directors; Proposal #2 – the 2014 Equity Incentive Plan; and Proposal #3 – the Say-on-Pay advisory vote, but will be able to vote to ratify the Board’s selection of independent accountants.

On May 12, 2014, directors and executive officers of the Company beneficially owned 3,759,721 shares of Common Stock or 41.1% of the total shares of Common Stock outstanding at such date.  It is anticipated that all of such shares will be voted “FOR” the election of the nominees of the Company’s Board of Directors; “FOR” the 2014 Equity Incentive Plan; “FOR” the non-binding advisory vote on executive compensation, including compensation to the named executive officer in the event of a change of control of the Company; and “FOR” the ratification of the selection of Rothstein Kass as the Company’s independent registered public accountants.  Final voting results will be determined by the Company and will be filed with the SEC in a Form 8-K four business days after the Annual Meeting. (See “Stockholder Proposals” below).

The vote on Proposal #3 (Say-on-Pay) and on Proposal #4 (approval of accountants) are advisory and are not binding on the Company.  However, the Board of Directors will consider the outcome of these votes in its future deliberations.

CORPORATE GOVERNANCE PRINCIPLES

The Securities and Exchange Commission (“SEC”) and The NASDAQ Stock Market have promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance.  In accordance with those rules, the Company’s Board of Directors and its Audit, Compensation and Nominating Committees adopted in the first quarter of 2004, and revised in April 2013, governance principles to provide guidance for the Board and those committees to ensure effective corporate governance.  These governance principles are summarized below.  The committee charters are described in the sections of this Proxy Statement that discuss the duties and responsibilities of those committees.

Board Purpose and Responsibilities

The business of TWC is managed under the direction of its Board of Directors.  The Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel.  The Board’s responsibilities include, among other things:

• approving and monitoring critical business and financial strategies;

• assessing major risks facing the Company, and options for their mitigation;

• approving and monitoring major corporate actions;

• overseeing processes designed to ensure TWC’s and the Company employees’ compliance with applicable laws and regulations and the Company’s Code of Ethics for Executive Officers;

• overseeing processes designed to ensure the accuracy and completeness of the Company’s financial statements;

• monitoring the effectiveness of TWC’s internal controls;

• selecting, evaluating, and setting appropriate compensation for the chief executive officer upon the recommendation of the Compensation Committee of the Board;

• reviewing the recommendations of management for, and electing, the Company’s executive officers; and,

• overseeing the compensation of the Company’s executive officers elected by the Board.

Governance Guidelines

The Board of Directors has determined that to be considered independent, an outside director may not have a direct or indirect material relationship with the Company.  A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders.  In determining whether a material relationship exists, the Board considers a number of factors, which may include, for example, the purchase or sales of goods and/or services between the Company and an entity with which a director is affiliated (as an executive officer, partner or substantial stockholder).  The Audit Committee reviews the Board’s approach to determining director independence periodically and recommends changes as appropriate for consideration and approval by the full Board.

Consistent with these considerations, the Board has reviewed all relationships between the Company and the members of the Board.  Except for Mr. Ramadan, who serves as the Company’s President and Chief Executive Officer and as a member of the Company’s Board of Directors, the remaining six members of the Company’s Board of Directors consist of independent directors who meet the requirements of rules for independence promulgated by the SEC, by The NASDAQ Stock Market and the NYSE Euronext/NYSE MKT (formerly known as the New York Stock Exchange) (“NYSE MKT”).  Notwithstanding the number of shares beneficially owned by Mr. Ewing, the Board found him to be independent under the applicable rules and guidelines.

The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

• qualifications for employee and non-employee Board members;

• how often the Board will meet, provisions for special meetings of the Board and the expectation of director attendance;

• when a Board member should not participate in Board discussions or vote on a Board matter;

• restrictions on service on the Boards of other companies;

• the purpose and responsibilities of the Board committees;

• committee membership and leadership;

• the Board’s ability to meet with TWC employees without the presence of executive officers to obtain information;

• the Board’s ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and,

• stockholder access to the Board.

• oversees succession planning for the Chief Executive Officer position;

• reviews the recommendations of Company management for, and elects, the Company’s executive officers;

• oversees the compensation of the Company’s executive officers elected by the Board; and,

• considers the Company’s positions on issues related to corporate responsibility, public policy and philanthropy.

A copy of the Company’s Corporate Governance Guidelines and the Board Committee Charters are available on the Company’s website at www.transwc.com in the “Investor Relations — Corporate Governance” section and will also be furnished without charge to any stockholder upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Ethical Standards

The Board of Directors also codified principles and guidelines for the Company’s executive officers.  The Code of Ethics for Executive Officers (the “Code of Ethics”) requires that TWC’s executive officers affirmatively agree to:

• engage in honest and ethical conduct;

• avoid conflicts of interest;

• take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

• produce full, accurate, timely and understandable disclosure in reports filed with the SEC;

• comply with any applicable governmental laws, rules and regulations; and,

• report any possible violation of the Code to TWC’s chief financial officer.

A copy of the Company’s Code of Ethics is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  If the Company amends or waives the Code of Ethics with respect to the chief executive officer, principal financial or principal accounting officer, it will describe the amendment or waiver in a Form 8-K to be filed with the SEC under applicable regulations.

Director Continuing Education

We are committed to ensuring that our directors remain informed with respect to best practices in corporate governance. Each director is afforded the opportunity to meet with members of our senior management, visit our facilities and consult with independent advisors as necessary or appropriate. Directors are encouraged to undertake continuing education to properly perform their duties. Although the Company does not have a formal continuing education process for directors, in 2013, the Board was briefed by management and the Company’s independent registered public accountants on current tax law changes in the Czech Republic, any SEC rule changes, fiduciary duties and other current topics relevant to the Company’s business, including issues that are relevant to particular committees of the Board. Directors were presented with materials on these subjects and engaged in discussions on each of the topics during these sessions.

Director Stock Ownership

We recognize the importance of aligning our Board’s interests with those of our shareholders. Directors are encouraged to own shares of our Common Stock and, as noted in the section “Compensation of Directors,” below, the members of the Board have opted to defer a portion of their board fees into the 2006 Deferred Compensation Plan. Members of the Board are also eligible to receive non-incentive stock options from the TWC 2014 Equity Incentive Plan (see Proposal #2 – the 2014 Equity Incentive Plan). Directors are subject to the Company’s Insider Trading Policy and are restricted from trading in Company shares except during limited periods following the release of Company earnings, provided that no Director is permitted to trade in Company securities while in the possession of non-public inside information. The Insider Trading Policy further prohibits the pledging, short sale or hedging of the Company’s Common Stock.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, including reviewing information regarding the Company’s credit, liquidity and operations, as well as reports from management on enterprise risk and committee reports.  The Compensation Committee is responsible for overseeing the management of risks relating to TWC’s executive compensation.  The Audit Committee is responsible for overseeing the management of financial risks.  The Board as a whole is responsible for overseeing the management of risks associated with Board independence and potential conflicts of interests. While each committee is responsible for evaluating and overseeing the management of such risks, the entire Board is regularly informed of each committee’s analysis.

The Board of Directors does not view risk in isolation.  Risks are considered in every business decision and as a part of the Company’s business strategy.  The Board recognizes that it is neither possible nor prudent to eliminate all risk and that some risk is inherent in every business opportunity that the Company may pursue in order to achieve its business objectives.  While the Board of Directors oversees risk management, Company management is charged with managing risk, which it does through its internal processes and procedures and its internal audit and controls.  Management communicates routinely to the Board and its committees with respect to actual or potential risks that they have indentified and how they are or will be managed.

To learn more about risks facing TWC, you can review the risk factors in Part 1, Item 1A in our Form 10-K for the year ended December 31, 2013.  The risks set forth in the Form 10-K are not the only risks facing the Company.  Additionally, risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect the Company’s business, financial condition or results of operations in the future.

Communications with the Board of Directors

The Board of Directors has established a process for stockholders to communicate with members of the Board.  If you have any concern, question or complaint regarding TWC or regarding its compliance with any policy or law, or would otherwise like to contact the Board, or any individual member of the Board, you can reach the Company’s Board of Directors by addressing your correspondence to:  Attention: Board of Directors (or the name of the individual director or Board Committee), Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

All inquiries are received and reviewed by the Company’s chief executive and chief financial officer, who must forward to the Board of Directors all items received.  If appropriate, such officer will also direct inquiries most properly addressed by officers of the Company to those officers to ensure that the inquiries are responded to in a timely manner.  The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate.  The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the inquiring stockholder or stockholders.

PROPOSAL #1 – PROPOSAL TO ELECT DIRECTORS

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

Election of Directors

The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members.  Currently, the membership of the Board is set at seven and at present consists of seven members.  The Nominating Committee of the Board has nominated the seven individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified.  Except for Mr. Batzer and Mr. Goldberg, all of the nominees are members of the current Board.  Each nominee has consented to serve if elected.  There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting.  No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

The Charter of the Nominating Committee of the Board of Directors specifies that the Nominating Committee is responsible for the recommendation of a nominee to the Board, or a replacement member to the Board when a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board.  When considering candidates for the Company’s Board of Directors, the Nominating Committee reviews the candidates’ applicable skills, taking into account current Board composition and Company circumstances.  The Committee evaluates, on an annual basis, among other things, the qualifications of individual director candidates to determine the appropriate characteristics, skills and experience as outlined in the Company’s Corporate Governance Guidelines for the Board as a whole.  The Committee will consider director nominations by stockholders, using the same criteria as described above.  The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The Committee considers, at a minimum, the following factors in recommending to the Board nominees and potential new Board members, or the continued service of existing members:

• the characteristics described in the Corporate Governance Guidelines, (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company);

• whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

• the member’s or potential member’s independence;

• whether the member or potential member would be considered a “financial expert” or “financially literate” as described in applicable statutes, regulations, listing standards, or Audit Committee guidelines;

• the extent of the member’s or potential member’s business experience, technical expertise, or specialized skills or experience;

• whether the member or potential member, by virtue of particular experience relevant to the Company’s current or future business, will add specific value as a Board member; and,

• any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

On April 21, 2014, the Company entered into an agreement with: (a) Value Partners, Ltd., (b) Wynnefield Partners Small Cap Value, L.P., (c) Wynnefield Small Cap Value Offshore Fund, Ltd., (d) Wynnefield Partners Small Cap Value, L.P. I ((b), (c) and (d), the “Wynnefield Group”), (e) Lloyd I. Miller Trust A-4, (f) Milfam II, L.P., (g) LIMFAM LLC and (h) Lloyd I. Miller ((e), (f), (g) and (h), the “Miller Group”), each a large shareholder of the Company. (Value Partners, Ltd. is controlled by Timothy Ewing, a director of Trans World Corporation). The agreement provided that: (i) current Board members Geoffrey B. Baker and Julio E. Heurtematte would voluntarily retire from their Board seats and not seek re-election at this Annual Meeting of Stockholders; (ii) the Wynnefield group would submit to the Nominating Committee of the Board a candidate for nomination by the Board of Directors at this Annual Meeting (Mr.Batzer); (iii) the Miller group would submit to the Nominating Committee of the Board a candidate for nomination by the Board of Directors at this Annual Meeting (Mr. Goldberg); (iv) the Nominating Committee of the Board would consider such submissions and if acceptable to the Board, nominate such candidates as Board nominees at this Annual Meeting of stockholders; (v) Value Partners, the Wynnefield Group and the Miller Group would vote their shares in favor of such nominees; (vi) this agreement would not represent a change in control of the Company; (vii) the Company would hold its 2014 Annual Meeting of stockholders prior to June 30, 2014; and (viii) the Company would pay to the Wynnefield Group and to the Miller Group $50,000 each to cover their legal expenses in this regard. As a result, the Nominating Committee recommended to the Board of Directors, and the Board nominated Messrs. Batzer and Goldberg for the open seats vacated by the retirement of Messrs. Baker and Heurtematte.

The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting.  Cumulative voting for directors is not permitted.  The Board recommends a vote “FOR” the election of each of the nominees listed below.  Because this is a non-discretionary voting item, brokerage firms that have filed proxies but have not received voting instructions from their clients on this proposal may not vote on it.  These so-called “broker non-votes” will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval and will have no effect on the outcome of the vote for the proposal to elect the Company’s nominees for director.  See “Voting,” above.

If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board.  Alternatively, the proxies, at the Board’s discretion, may be voted for such fewer number of nominees as results from such death, incapacity, or other unexpected occurrence.  The Board has no reason to believe that any of the nominees will be unable to serve.

Nominees

The names and ages of the nominees and other information about them, such as their professional work experience and their directorships at public companies held at any time during the past five years, if applicable, and their involvement in certain legal proceedings during the past 10 years, if applicable, are set forth below. In addition, the Company has included information about each nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of the Company at the time TWC is filing this Proxy Statement, in light of the Company’s business and corporate structure.

Rami S. Ramadan, 64.  Mr. Ramadan has served as Chief Executive Officer (“CEO”) since July 12, 1999 and President since August 2000. His most recent prior position was Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999.  Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993, and Le Meridien Hotels from September 1975 to September 1990.  We believe by virtue of his position as President and CEO, Mr. Ramadan can readily share with the Board of Directors any and all matters pertaining to the operation of the Company.

Malcolm M. B. Sterrett, 71.  Mr. Sterrett is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, in Washington, D.C.  From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988 he was a Commissioner on the U.S. Interstate Commerce Commission.  Before that, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation.  From 1998 to 2006, Mr. Sterrett had served as a member of the board of directors as well as on certain board committees of Telos Corporation (OTC: TLSKP.PK) in Ashburn, Virginia.  We believe Mr. Sterrett’s legal background and valuable experience sitting on other boards will benefit our Board in dealing with diverse corporate matters.

Timothy G. Ewing, 53.  Mr. Ewing, a Chartered Financial Analyst, is the managing partner of Ewing & Partners and the manager of Value Partners, Ltd., a private investment partnership formed in 1989, and of the Endurance Partnerships, private investment partnerships formed in 2001.  Mr. Ewing has been a member of the board of directors of Cherokee, Inc. (NASDAQ:  CHKE) in Sherman Oaks, California since 1997.  In addition, he is the past chairman of the board and serves on the governing board of the Perot Museum of Nature & Science in Dallas, Texas.  He serves on the board of trustees of the Baylor Healthcare System Foundation and the advisory board of the University of Texas at Dallas’ Holocaust Studies Program.  We believe Mr. Ewing’s financial expertise as managing partner of a private investment firm, as well as sitting on other boards, will enable him to make important contributions to our Board of Directors.

Patrick J. Bennett, Sr., 66.  Mr. Bennett was appointed to the Board on February 6, 2013 by a vote of the Board of Directors to fill a vacancy in the Board caused by the Board’s decision to increase the size of the Board by one seat.  He is the President and Founder of CEO Strategies Group, a private consulting group formed in February 2011 and located in the Washington D.C./Baltimore, Maryland area.  From 2001 to 2011, Mr. Bennett served as Executive Vice President, then as President and CEO of Covad Communications in San Jose, California.  Between 1998 and 2000, he served as Executive Vice President and Chief Operating Officer of Rogers AT&T Wireless in Toronto, Canada.  Since 2012, he has served as a director at Livewire Mobile, Inc. (OTC: LVWR) in Littleton, Massachusetts.  We believe Mr. Bennett’s financial and operating expertise, as well as his experience sitting on other boards will enable him to make valuable contributions to our Board of Directors.

Michael B. Brodsky, 46.  Mr. Brodsky was appointed to the Board on September 6, 2013 by a vote of the Board of Directors to fill a vacancy in the Board caused by the Board’s decision to increase the size of the Board by an additional seat.  He is presently Executive Chairman of Selectica, Inc., a leader in configuration and contract management software, where he has been on the Board of Directors since October of 2010.  He is also a member of the board of Genesis Land Development Corporation, a residential land developer and home builder in Calgary, Canada since June 2012.  Since February 2013, he has been a member of the Board of Directors of Altigen Communications.  Mr. Brodsky is also presently the Managing Partner of Vajra Asset Management, LLC an investment firm.  Previously, he was Co-CEO and Co-Founder of Federated Sports and Gaming, which was acquired by Pinnacle Entertainment.  He was also a member of the Board of Directors as well as serving as the President, CEO and Executive Chairman of Youbet.com, Inc., which was acquired by Churchill Downs Incorporated.  Following the acquisition of Youbet.com, he served on the Board of Directors of Churchill Downs, Inc.  We believe Mr. Brodsky’s broad operating expertise, knowledge of the gaming sector as well as his experience with public company governance, will enable him to make valuable contributions to our Board of Directors.

Max W. Batzer, 71.  Mr. Batzer has been a portfolio manager at Wynnefield Capital, Inc. in New York, New York, since 1999.  Since 2012, he has served as a director and as a member of the Nominating/Governance Committee of Summer Infant, Inc., a designer and manufacturer of infant safety, health and wellness products.  Since 2007, Mr. Batzer has been a director at API Group, Plc, a UK publicly listed manufacturer of specialized packaging and security products, and serves as Chairman of the Nominations and Governance Committee and as a member of the Remuneration Committee.  He was a director of Cornell Companies, Inc., a publicly traded owner and operator of private correction facilities for adults and children in the U.S., and served on the Board’s Governance and Nominating Committee from 2007 and as the Chair of the Transaction Committee from its inception, in each instance until the company was acquired by the Geo Group in 2010.  Mr. Batzer served from 1991 to 1998 as the Chairman and CEO of Diagnostic Health Services, Inc., a publicly traded company providing radiology services to health care professionals and institutions.  From 1981 through 1991, Mr. Batzer was President of General Hide and Skin Corporation, a worldwide commodity trading organization.  From 1981 until 1988, he was also a director and an executive committee member of Simmons Airlines, Inc., a publicly traded regional airline which was subsequently acquired by American Airlines.  We believe Mr. Batzer’s financial expertise and board experience will enable him to make important contributions to our Board of Directors.

David E. Goldberg, 46.  Mr. Goldberg is presently Chief Executive Officer, President and a Director of ScoreBig.com, based in Los Angeles, California, live entertainment industry’s first online marketplace for the safe and secure liquidation of unsold ticket inventory, since 2013.  Since 2012, he has also been a partner in Spring Valley Partners, a boutique consulting firm, based in Washington, District of Columbia, providing advisory work in a variety of industry verticals including gaming, ticketing, interactive media and more.  He served as Chief Operating Officer and then President and Chief Executive Officer of YouBet.com, Inc. from October 2008 to June 2010.  Previously, Mr. Goldberg had been a consultant with YouBet since August 2008.  From 2003 to August 2008, Mr. Goldberg served as an Executive Vice President of Ticketmaster where, through the Office of the CEO, he shared responsibilities for overall leadership of the company.  Prior to joining Ticketmaster in 2003, Mr. Goldberg served as Executive Vice President of Corporate Development for Sportvision, an interactive sports technology and marketing company, and was a co-founder and Executive Vice President of Tunes.com.  We believe Mr. Goldberg’s extensive national and international business background will be a valuable addition to our Board of Directors.

The Board of Directors recommends that you vote “FOR” the election of the above nominees for director.

Board of Directors Meetings and Committees of the Board

The Company’s Board of Directors, which is chaired by Mr. Sterrett in a non-executive role, has responsibility for establishing broad corporate policies and oversight of the overall performance of TWC and is not involved in the day-to-day operating details of the Company’s business.  Members of the Board are kept informed of the Company’s business through various documents and reports provided by Mr. Ramadan, the Company’s President and CEO, and other officers of the Company and by participating in Board and Board committee meetings.  Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director’s questions.

The Chairman of the Board organizes Board activities to enable the Board to effectively provide guidance to, and oversight and accountability of, management.  To fulfill that role, the Chairman, among other things, creates and maintains an effective working relationship with the President and CEO and other members of management and with the other members of the Board; provides the President and CEO ongoing direction as to Board needs, interests and opinions; and assures that the Board agenda is appropriately directed to the matters of greatest importance to the Company.  In carrying out his responsibilities, the Chairman preserves the distinction between management and oversight, maintaining the responsibility of management to develop and execute corporate strategy and the responsibility of the Board to review and express its views on corporate strategy.  The functions of the Chairman include:

• presiding over all meetings of the Board of Directors and shareholders, including regular executive sessions of the Board in which the management director and other members of management do not participate;

• advising Committee chairs, in consultation with the President and CEO, on meeting schedules, agenda and information needs for the Board committees;

• coordinating periodic review of management’s strategic plan for the Company;

• coordinating the annual performance review of the President and CEO and other key senior managers;

• consulting with Committee Chairmen about the retention of advisors and experts;

• acting as the principal liaison between the independent directors and the President and CEO on sensitive issues;

• working with the Nominating Committee to develop and maintain the agreed-on definitions of the role of the Board and the organization, processes and governance guidelines necessary to carry it out;

• after consulting with other Board members and the President and CEO, making recommendations to the Nominating Committee as to the membership of various Board Committees and Committee Chairmen; and,

• performing such other duties and services as the Board may require.

The Board holds biweekly telephone conference calls and meets in person on an as-needed basis.  The Board has established several committees, described below, which also meet on an as-required basis during the year.  The Board met via conference calls fourteen times throughout the year, in person three times, and conducted business by written consent three times during the Company’s fiscal year ended December 31, 2013.  No director attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2013.  While the Company has no policy relating to director attendance at the Company’s annual meeting of shareholders, directors are encouraged to attend.  All of the Company’s directors at that time attended the 2013 Annual Meeting of Shareholders that was held on June 18, 2013.  None of our directors have been involved in any legal proceedings that are material to an evaluation of the ability or integrity of any director.

The Board of Directors of TWC is authorized by its bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company.  Membership on each committee is determined by the Board of Directors subsequent to each Annual Meeting of Shareholders.  Due to the change in the Board’s slate of nominees for this Annual Meeting, membership on the Board committees will change and the Board members who have opted not to run for Board seats will be replaced on their respective committees subsequent to this year’s Annual Meeting.  At December 31, 2013, TWC had the following three committees:

Audit Committee.  The Audit Committee has the responsibilities set forth in the Company’s Audit Committee Charter.  It reviews and approves internal accounting controls, internal audit operations and activities, the Company’s annual report and audited financial statements, the selection of the Company’s independent auditors, the activities and recommendations of the Company’s independent auditors, material changes in the Company’s accounting procedures, the Company’s policies regarding conflicts of interest and such other matters as may be delegated by the Board.  The Audit Committee is composed of Mr. Baker, the Committee’s Chairman, and Messrs.  Heurtematte and Sterrett, all of whom are non-employee, “independent” directors, with Mr. Heurtematte serving as the “audit committee’s financial expert.”  The Audit Committee met twice in person and conferred by telephone conference call four times in 2013.

A copy of the Company’s Audit Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Audit Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Compensation Committee.  The Compensation Committee, whose responsibilities are enumerated in the Company’s Compensation Committee Charter, sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company’s 2004 Equity Incentive Plan (“2004 Equity Plan”), and any other equity-based compensation plans adopted by the Company.  The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement.  It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisers.  No compensation consultant was employed during 2013.  Additional information on the roles and responsibilities of the Compensation Committee is provided in Item 11. “Executive Compensation” in the Form 10-K for the year ended December 31, 2013 (the “Form 10-K”), which accompanies this Proxy Statement and which Item is incorporated herein by reference.  The Compensation Committee is composed of Mr. Heurtematte, the Committee’s Chairman, and Messrs. Bennett, Brodsky and Ewing, each of whom was considered to be “independent” as described above under “Corporate Governance Guidelines” and qualified as an “outside” director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Compensation Committee met twice in person and conferred by telephone conference call twice in 2013.

A copy of the Company’s Compensation Committee Charter, which was originally approved by the Board of Directors on May 14, 2004 and was amended by the Compensation Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

Nominating Committee.  The Nominating Committee reviews, evaluates and recommends candidates for the Board, oversees and evaluates the Board and Company’s management appointments, selects Board committee chairs and membership, and performs any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with the Committee’s Charter, the Company’s Bylaws and applicable law.  The Nominating Committee, composed of Mr. Ewing, the Committee’s Chairman, and Messrs. Baker and Bennett, met twice in person and conferred by telephone conference call three times in 2013.

The nominees for election to our Board of Directors at the 2014 Annual Meeting were formally nominated by the Nominating Committee and were approved by the Board of Directors on January 24, 2014.  Each of the nominees participated in the vote of the Board of Directors approving the director nominees.  Additionally, as a result of the agreement among the Company, the Wynnefield Group, the Miller Group and Value Partners, Max W. Batzer and David E. Goldberg were nominated by the Nominating Committee for election to the Board of Directors on May 8, 2014 and have been added to the slate of Board nominees for election to our Board of Directors at the 2014 Annual Meeting.

A copy of the Company’s Nominating Committee Charter, which was originally approved by the Board of Directors on May 14, 2004, and was amended by the Nominating Committee and approved by the Board of Directors on April 12, 2013, is available on the Company’s website at www.transwc.com in the “Investor Relations – Corporate Governance” section and will be furnished to any stockholder without charge upon written request.  Such requests should be sent to:  Jill Yarussi, Corporate Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

The members of each of the above-described committees are considered by the Board to be “independent” under the rules promulgated by the SEC and The NASDAQ Stock Market.  There were no transactions or relationships between the directors or any members of their immediate families (or any entity of which a director or immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates except as set forth below in the section entitled “Certain Transactions.”

Compensation of Directors

In 2013, our non-employee directors’ compensation included a cash retainer fee of $7,500 per quarter, per member, which was increased to $10,000 per quarter, effective beginning the third quarter of 2013.  In addition, the non-executive Chairman of our Board receives an additional $1,250 per quarter, while each chairman of our three Committees receives an additional $625 per quarter.  To recognize the burden and importance of the Audit Committee, each member of this Committee is compensated an additional $1,250 per quarter.  All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings in person.  Full-time employee directors of our Company do not receive any fees for board or committee meetings.

The following table sets forth information concerning compensation paid or accrued by our Company to each member of the Board of Directors during the year ended December 31, 2013.  As an employee-director, Mr. Ramadan received no compensation for his board and committee memberships.   His compensation is fully reported in the Summary Compensation Table set forth in the “Executive Compensation” section of our Form 10-K for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings (2)	All Other Compensation	Total
Geoffrey B. Baker	$40,000	$--	$--	$--	$ 2,500	$--	$42,500
Patrick J. Bennett, Sr. (3)	$29,383				$ 1,667		$31,050
Michael B. Brodsky (4)	$11,250				$ 1,250		$12,500
Timothy G. Ewing	$35,000				$ 2,500		$37,500
Julio E. Heurtematte, Jr.	$40,000				$ 2,500		$42,500
Malcolm M.B. Sterrett	$42,500				$ 2,500		$45,000

__________________________

(1)          Includes payment of directors’ retainer fees for service on the Board of the Company.  Also includes the payment of fees for service as Chairman of the Board, as chairman of a Board committee and for service on the Audit Committee.

(2)          Pursuant to the Company’s adoption of the Deferred Compensation Plan in June 2006, each director elected to defer a portion of his quarterly retainer.

(3)          Mr. Bennett was appointed to the Board of Directors on February 6, 2013.

(4)          Mr. Brodsky was appointed to the Board of Directors on September 6, 2013.

Report of the Audit Committee

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed “filed” with the SEC or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee, comprised of independent directors, met separately with the Company’s independent registered public accounting firm (the “independent auditors”), management and internal auditors to assure that all were carrying out their respective responsibilities. The Audit Committee discussed with, and received a letter from, the independent auditors confirming their independence. Both the independent auditors and the internal auditors had full access to the Audit Committee, including the ability to meet with the Audit Committee without management present.

The Audit Committee met with the independent auditors to discuss their fees and the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting.  The Audit Committee also discussed with the independent auditors their judgments regarding the quality and acceptability of the Company’s accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2013 with management.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may it be modified or supplemented.  The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by the Independence Standards Board Standard No. 1, as it may be modified or supplemented, and has discussed with the independent accountant, the independent accountant’s independence.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the Securities and Exchange Commission.

By the Committee:

Geoffrey B. Baker, Chairman
Julio E. Heurtematte, Jr.
Malcolm M.B. Sterrett

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date of May 12, 2014 , unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director who is also a nominee for director, (c) by each nominee for director, (d) by each executive officer named in the Summary Compensation Table which is set forth in the Company’s Form 10-K for the year ended December 31, 2013 and is incorporated herein by reference, and (e) by all executive officers and directors as a group.  Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director, director nominee and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Ownership (1)
Value Partners, Ltd. (2)	3,326,679	37.8%
Wynnefield Funds (3)	2,349,577	26.7
Miller Funds (4)	2,129,229	24.2
Rami S. Ramadan (5)	312,440	3.4
Julio E. Heurtematte, Jr. (6)	31,025	*
Malcolm M.B. Sterrett (7)	31,025	*
Geoffrey B. Baker (8)	31,025	*
Timothy G. Ewing (9)	3,347,108	37.9
Patrick J. Bennett, Sr. (10)	6,378	*
Michael B. Brodsky (11)	720	*
Max W. Batzer (12)	XXX	*
David E. Goldberg (12)	XXX	*
All directors and the executive officer as a group (7 persons) (13)	3,759,721	41.1%

___________________

* Less than 1% of the issued and outstanding shares of the Company’s Common Stock.

(1)          The percentage of outstanding shares is based on 8,809,435 shares outstanding as of May 12, 2014 and, for certain individuals and entities, on reports filed with the SEC or on information provided directly to our Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from May 12, 2014 upon the exercise of options. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) are exercisable within 60 days from May 12, 2014 have been exercised. Included are shares of Common Stock issuable upon the exercise of options to purchase the Company’s Common Stock.

(2)          Value Partners, Ltd. is a Texas limited partnership, managed by Ewing & Partners, whose business address is 5646 Milton Street, Suite 880, Dallas, Texas 75206. Mr. Timothy G. Ewing, a director of TWC, is the controlling person of Value Partners, Ltd.

(3)          Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP I are managed by Wynnefield Capital Management, LLC, while Wynnefield Small Cap Value Offshore Fund, Ltd is managed by Wynnefield Capital, Inc.  Wynnefield Capital Management, LLC (“WCM”) and Wynnefield Capital, Inc. (“WCI”) are private investment firms, whose same address is 450 Seventh Avenue, Suite 509, New York, New York 10123.  Nelson Obus and Joshua Landes share voting and investment control over the portfolio securities of WCM and WCI.  Mr. Obus and Mr. Landes each beneficially own 2,349,577 shares of Common Stock.  Of the beneficial ownership total, 1,335,353 of these said shares were acquired as a result of their participation in TWC’s two private placements.  Currently, Wynnefield Small Cap Value Offshore Fund, Ltd. beneficially owns 462,968 shares of Common Stock; Wynnefield Partners Small Cap Value LP I beneficially owns 1,129,146 shares of Common Stock; and Wynnefield Capital Management, LLC beneficially owns 757,463 shares of Common Stock.

(4)          Trust A-4 – Lloyd I. Miller, Milfam II L.P., LIMFAM LLC, and Lloyd I. Miller – IRA, collectively referred to as the “Miller Funds,” whose address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, Florida 33401, is controlled and managed by Mr. Lloyd I. Miller III, who currently beneficially owns, through these holdings, 2,129,229 shares of the Company’s Common Stock.  The Trust A-4 – Lloyd I. Miller fund beneficially owns 1,319,895 shares of Common Stock; the Milfam II, L.P. fund beneficially owns 641,667 shares of Common Stock; the LIMFAM LLC fund beneficially owns 166,667 shares of Common Stock; and the Lloyd I. Miller – IRA fund beneficially owns 1,000 shares of Common Stock.

(5)          Consists of 13,500 shares of Common Stock, 126,500 shares subject to incentive stock options granted to Mr. Ramadan, of which all have vested, 97,440 shares issuable under the Deferred Compensation Plan, plus 75,000 shares of restricted stock, none of which have vested. (See “Management Compensation” below.)

(6)          Includes 24,029 shares of Common Stock and 25 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant.   Effective the quarter ended September 30, 2006, as part of Mr. Heurtematte’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Heurtematte also has 6,796 shares issuable under the Deferred Compensation Plan, for which he annually contributed a portion of his retainer fees.

(7)          Includes 24,029 shares of Common Stock and 25 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Sterrett’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Sterrett also has 6,796 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(8)          Includes 24,029 shares of Common Stock and 25 shares of Common Stock subject to non-qualified ten-year options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through June 30, 2006, all of which were fully vested on the dates of grant.  Effective the quarter ended September 30, 2006, as part of Mr. Baker’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  Mr. Baker also has 6,796 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(9)          Mr. Timothy G. Ewing is the managing partner of Ewing & Partners, which manages Value Partners, Ltd.  His beneficial ownership includes 3,326,679 shares of Common Stock, held by Value Partners, Ltd. (See also Note (2) above).  Effective the quarter ended September 30, 2006, as part of Mr. Ewing’s participation in the Company’s Deferred Compensation Plan, quarterly option grants were terminated for members of the Board of Directors in lieu of an increase in the annual retainer, of which a minimum of 25% is allocated to the Deferred Compensation Plan.  In addition to his beneficial ownership of Value Partners, Mr. Ewing also has 20,429 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(10)    Mr. Patrick J. Bennett, Sr., who was appointed on February 6, 2013 to fill a vacancy on our Board of Directors, holds 5,000 shares of Common Stock.  Mr. Bennett also has 1,378 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer fees.

(11)   Mr. Michael B. Brodsky, who was appointed on September 6, 2013 to fill a vacancy on our Board of Directors, has 720 shares issuable under the Deferred Compensation Plan, for which he contributed quarterly a portion of his retainer.

(12)    Director nominee.

(13)    See Notes (5), (6), (7), (8), (9), (10) and (11), above.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of May 12, 2014.

Plan category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (3)

Equity compensation plans approved by security holders (1)	597,400	$ 3.88	332,270

Equity compensation plans not approved by security holders (2)
Total	597,400	$ 3.88	332,270

_______________________

(1)          Represents all the outstanding options and restricted stock awards issued under the 2004 Equity Plan and previous equity compensation plans.

(2)          Does not include accruals made under the Company’s Deferred Compensation Plan for directors and qualified employees who may only receive such amounts in shares of the Company’s Common Stock upon elected deferment terms.

(3)          These shares remaining for issuance under the 2004 Equity Incentive Plan will expire on May 13, 2014. See Proposal #2 – the 2014 Equity Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC and the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers, Inc.) (“FINRA”) by certain dates.  Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

Prior to June 2003, Value Partners held a controlling 57.5% of our issued and outstanding Common Stock.  Further, as part of its participation in the 2003 recapitalization, Value Partners received an additional 3,270,104 shares.  After the issuance of 2,809,188 and 1,000,000 shares of Common Stock as part of two separate private placements that occurred in December 2005 and August 2007, respectively, Value Partners’ beneficial ownership was reduced from 70.9% to 37.6% of our issued and outstanding Common Stock.  As of May 12, 2014, the Record Date, Value Partners held 37.8% of our issued and outstanding Common Stock.  Mr. Ewing, one of our directors, can be considered to be a controlling person of Value Partners, and by virtue of his ownership of an additional 20,429 shares of deferred compensation stock, Mr. Ewing beneficially owned at such date, in the aggregate, 37.9% of our issued and outstanding stock.

Wynnefield Small Cap Value Offshore Fund, Ltd, Wynnefield Partners Small Cap Value LP and Wynnefield Partners Small Cap Value LP1 (collectively known as the “Wynnefield Funds”) participated in the Company’s two private equity placements.  As of the Record Date, The Wynnefield Funds held 26.7% of our issued and outstanding Common Stock.  (See also “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of our Form 10-K for the year ended December 31, 2013).

As of the Record Date, Mr. Lloyd I. Miller, III, through his control of the funds, Trust A-4 – Lloyd Miller, Lloyd I. Miller IRA, Milfam II, L.P. and LIMFAM LLC (collectively the “Miller Funds”), held 24.2% of our issued and outstanding Common Stock.

We know of no other person or entity who owns 10% or more of the Company’s Common Stock.

Based solely on review of the copies of such forms either filed by us on behalf of our directors and named executive officer, or furnished to us, we believe that all applicable Section 16(a) filing requirements were satisfied by our directors and named executive officer during 2013.

MANAGEMENT COMPENSATION

The Company hereby incorporates by reference all of the information set forth in “Item 11. Executive Compensation” in the Form 10-K for the year ended December 31, 2013 as filed by Company with the Securities and Exchange Commission (SEC File No. 000-25244) on March 4, 2014, a copy of which is enclosed with this proxy statement as part of the 2013 Annual Report to Stockholders.  The following disclosure may be found on the noted pages in the Form 10-K:

Topic	Page in Form 10-K

Executive Compensation	52
Compensation Discussion and Analysis	52
Effects of Compensation Programs on Risk	55
Compensation Committee Interlocks and Insider Participation	56
Summary Compensation Table	56
Equity Compensation Plans	57
Outstanding Equity Awards at Fiscal Year End	58
Option Exercises and Stock Vested	59
Nonqualified Deferred Compensation	59
Employment and Change in Control Agreements	59
Severance Agreement	59
Potential Payments upon Termination of Employment or a Change in Control	60
Director’s Compensation	61

Compensation Risk Assessment

The Company does not believe that TWC currently has overall compensation practices that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee reviewed the compensation policies and practices for all employees, including executive officers.  The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value.  Based upon its assessment, the Compensation Committee does not believe that the compensation program encourages excessive or inappropriate risk-taking.  The Compensation Committee believes that the design of the compensation program, which includes a mix of annual and long-term incentives, cash and equity awards and retention incentives, is balanced and does not motivate imprudent risk-taking.  The compensation program does not include “claw-back” provisions of incentive-based compensation from current or former executive officers following a restatement of the Company’s financial statements triggered by material non-compliance with any financial reporting requirements under applicable federal securities laws.

Say on Pay.  At the 2013 Annual Meeting, the Company’s stockholders cast a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2013 Annual Meeting of Stockholders.  The proposal received overwhelming support with more than 99.0% of the shares voted being cast in favor of the proposal.  The Board of Directors appreciates this show of support, which reaffirms to the Board that the Company’s current management compensation policies and programs work to support our stockholders’ objectives.  The Company believes the philosophy and objectives of its management compensation program, as well as the implementation of the elements of the compensation program, are appropriately geared towards aligning the interests of management with the stockholders to drive stockholder value.  No changes were made to the structure of the Company’s core management compensation programs in 2013.

CERTAIN TRANSACTIONS

The Company recognizes that relationships between the Company and outside entities can present potential or actual conflicts of interest.  Accordingly, the Company has a written Code of Ethics (“Code”) that requires executive officers to report actual and potential conflicts of interest.  Outside activities covered by the policy include those activities involving any director, executive officer, employee or members of their immediate families.

Each director and executive officer of the Company annually completes and submits to the Company a Director and Officer Questionnaire (the “D&O Questionnaire”).  The D&O Questionnaire requests, among other things, information regarding whether any director, executive officer or their immediate family members had an interest in any transaction, or proposed transaction, with the Company, or has a relationship with another entity or person which had or proposes to enter into such a transaction.

Management reviews the D&O Questionnaires to identify any potential conflict transactions.  All relevant relationships and any transactions, along with payables and receivables, are compiled for each person and affiliation.  If a conflict transaction is identified, management submits a report of the affiliation, relationship, transaction and appropriate supplemental information to the Audit Committee, which is comprised of independent directors, for its review.  Directors and executive officers are required to promptly advise the Company of any change in the information provided in their D&O Questionnaires. Management, with the advice of special counsel, is responsible for determining whether or not an actual or potential conflict of interest exists and establishing any controls required.

Item 404(a) of Securities and Exchange Commission’s Regulation S-K (“Item 404(a)”) provides for the disclosure of transactions involving amounts exceeding $120,000 in which the Company is a participant and in which a “related person” has a direct or indirect material interest (“related person transaction”).  The term “related person” is defined by Item 404(a) and includes directors, executive officers, director nominees, shareholders owning five percent or greater of the Company’s outstanding Common Stock and their immediate family members.  Management reviews the D&O Questionnaire in light of this Regulation in order to determine whether disclosure is required in the Proxy Statement.

No transactions concerning the Company’s directors, executive officers, the 5% beneficial holders, or immediate family members of these individuals require disclosure under Item 404(a) in this proxy statement.  However, see the discussion under “Stockholder Proposals” below.

PROPOSAL #2 – PROPOSAL TO APPROVE THE 2014 EQUITY INCENTIVE PLAN

Since 1993, we have emphasized the grant of stock options at market rate exercise prices as a means of providing long-term incentive compensation to, and encouraging a long-term commitment by, our employees.  These grants have been made pursuant to the 2004 Equity Incentive Plan (the “2004 Equity Plan”), as well as two prior stock option plans.  As of April 23, 2014, the date the 2014 Equity Incentive Plan was approved by our Board of Directors, 332,270 shares of Common Stock remained available for grant pursuant to the 2004 Equity Plan. Our ability to make new grants under the 2004 Equity Plan expired on May 13, 2014.

We believe that stock options and other stock compensation have enhanced our ability to meet our long-term goals and intend to continue to utilize this means of compensation for our employees.  Because no new grants can be made under the 2004 Equity Plan after May 13, 2014, our Board of Directors unanimously adopted the 2014 Equity Incentive Plan (the “2014 Equity Plan”) on April 23, 2014, subject to stockholder approval at the annual meeting.

Our Board of Directors unanimously recommends that stockholders approve the 2014 Equity Plan.  A total of 660,750 shares of Common Stock will be authorized and available for issuance pursuant to awards granted under the 2014 Equity Plan (which represents approximately 7.5% of our outstanding shares of Common Stock).  As discussed in more detail below, the 2014 Equity Plan permits the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units, other stock-based awards and performance awards to employees.  In addition, non-employee directors may be granted nonqualified stock options.

The following brief description of the material features of the 2014 Equity Incentive Plan is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this proxy statement as Annex A.

Highlights of the 2014 Equity Plan

The 2014 Equity Plan contains a number of provisions that we believe are consistent with the interests of stockholders and sound corporate governance practices.  These include:

•                                          No Stock Option Repricings.  The 2014 Equity Plan prohibits the repricing of stock options without the approval of our stockholders.  This provision applies to both direct repricings - lowering the exercise price of a stock option - and indirect repricings - canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

•                                          Limitation on Shares Issued for Non-Performance Based Restricted Stock Awards or Restricted Stock Units.  Under the 2014 Equity Plan, no more than 150,000 shares of Common

Stock (which is equal to approximately 22.7% of the total number of shares reserved for issuance under the plan) may be awarded in the form of restricted stock or restricted stock units which are not subject to the achievement of a performance target or targets.  The 2014 Equity Plan thus emphasizes the grant of stock options, performance awards and stock appreciation rights. While we have predominately granted stock options to our employees under our prior stock compensation plans, we expect to place a heavier emphasis on performance awards in the future.

•                                          No Discount Stock Options.  The 2014 Equity Plan prohibits the grant of a stock option with a per share exercise price that is less than the fair market value of a share of Common Stock on the date the stock option is granted.  Similarly, stock appreciation rights must have a per share exercise price which is at least equal to the fair market value of a share of Common Stock on the date the award is granted.

•                                          Minimum Three-Year Vesting Period for Restricted Stock and Other Stock-Based Awards.  Under the 2014 Equity Plan, the minimum vesting period for restricted stock, restricted stock units and other stock-based awards which are not earned based on the Company’s achievement of specified performance goals or provided in lieu of base salary or annual bonus is three years, subject to exceptions for disability, death or a change in control.

•                                          No “Evergreen” Provision.  The 2014 Equity Plan provides for a fixed number of shares available under the plan, subject to adjustment based on certain standard anti-dilution provisions.  As a result, stockholder approval will be required in the future for any increase in the number of shares available under the plan, other than adjustments based on the anti-dilution provisions.

Administration of the 2014 Equity Plan

The 2014 Equity Plan will be administered by the Compensation Committee of our Board of Directors, which shall be composed of not less than two directors, each of whom shall be:

•                                          a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as from time to time amended, and,

•                                          to the extent necessary to comply with any applicable listing or quotation requirements relating to our Common Stock, an “independent” director within the meaning of such requirements.

In addition, with respect to any employee who is a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder or any successors thereto (the “Internal Revenue Code”), the 2014 Equity Plan shall be administered by the Compensation Subcommittee of the Compensation Committee of our Board of Directors (the “Subcommittee”), which shall consist of two or more members of the board appointed by the board who qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.  All references in this proxy statement to the Committee shall include the Subcommittee, unless the context otherwise requires.

The Committee has, among other powers, the power to interpret and administer the 2014 Equity Plan and any instrument or agreement relating thereto, as well as to establish, amend, suspend or waive such rules and regulations as it shall deem appropriate in connection with its administration of the 2014 Equity Plan.

The Committee has the discretion to determine the number and type of awards to be awarded to any participant, subject to the following limitations:

•                                          in no event shall a participant receive an award or awards under the 2014 Equity Plan during any one calendar year covering in the aggregate more than 200,000 shares of Common Stock (whether such award or awards may be settled in shares of Common Stock, cash or any combination thereof); and

•                                          in no event shall there be granted during the term of the 2014 Equity Plan restricted stock or restricted stock units which are not subject to the achievement of  a performance target or targets covering more than an aggregate of 150,000 shares of Common Stock.

Types of Awards Which May Be Granted Under the 2014 Equity Plan

Stock Options.  The Committee may grant stock options under the 2014 Equity Plan to purchase Common Stock, including options that are intended to qualify as incentive stock options under the Internal Revenue Code and options that are not intended to so qualify, or “nonqualified options.”  The purchase price of a share of Common Stock under each type of option shall not be less than the fair market value of a share of Common Stock on the date the option is granted.  Options shall be exercisable in accordance with the terms established by the Committee, provided that options may not have a term which exceeds ten years.  The full purchase price of each share of Common Stock purchased upon the exercise of any option shall be paid at the time of exercise of the option.  Such payment may be made: (i) in cash or its equivalent, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, (iii) at the discretion of the Board of Directors or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of shares tendered to the Company is at least equal to such exercise price.

Stock Appreciation Rights.  The Committee may grant under the 2014 Equity Plan a stock appreciation right in connection with all or any portion of a contemporaneously granted option or independent of any option grant.  Stock appreciation rights shall be exercisable in accordance with the terms established by the Committee.  A stock appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares of Common Stock on the exercise date exceeds an exercise price established by the Committee, which shall not be less than 100% of the fair market value of the Common Stock at the time the stock appreciation right is granted.  Such excess amount shall be payable in Common Stock, in cash, or in a combination thereof, as determined by the Committee.

Restricted Stock and Restricted Stock Units.  The Committee may grant under the 2014 Equity Plan shares of restricted stock, which are shares of Common Stock that are subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events, as determined by the Committee, and restricted stock units, which are similarly subject to a substantial risk of forfeiture and may be settled either by the delivery of one share of Common Stock for each restricted stock unit or in cash in an amount equal to the fair market value of one share of Common Stock for each restricted stock unit, as determined by the Committee.  Any such awards shall be subject to such conditions and have such terms as may be determined by the Committee, provided that restricted stock and restricted stock units that have not been granted in lieu of base salary or bonuses or that have a restriction based on completion of a specified period of service with the Company without the Company’s achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant’s death or disability. Except as otherwise provided in the applicable award agreement, a participant shall have all of the rights of a stockholder with respect to the shares covered by the restricted stock award, and a participant shall have none of the rights of a stockholder with respect to restricted stock units until such time as shares are paid in settlement of the restricted stock units.  Unless otherwise provided in the applicable award agreement, shares covered by restricted stock awards will be entitled to full dividend rights and any dividends paid will be paid or distributed to the holder at such time as the underlying shares become vested and earned by the participant.

Other Stock-Based Awards.  The Committee may grant under the 2014 Equity Plan any other stock-based award, which is any award of shares of Common Stock or other award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock that is not described above and is deemed by the Committee to be consistent with the purposes of the 2014 Equity Plan.  The Committee shall determine the terms and conditions of any other stock-based award and whether such awards shall be paid in cash, shares of Common Stock or in a combination thereof, provided that an other stock-based award which is not granted in lieu of base salary or bonuses or that is not subject to the Company’s achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant’s death or disability.

Performance Awards.  Under the 2014 Equity Plan, the Committee shall have sole and complete authority to determine the extent to which an award of stock options, stock appreciation rights, restricted stock, restricted stock units or other stock-based awards shall be subject to the achievement of one or more performance goals over one or more performance periods. For awards intended to result in deductible “qualified performance-based compensation,” any such performance goal and performance period shall be determined by the Committee within the time prescribed by Section 162(m) of the Internal Revenue Code in order for the performance goal to be considered “pre-established” for this purpose.

Subject to the terms of the 2014 Equity Plan, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award.

Each performance award shall be earned, vested and payable only upon the achievement of performance goals established by the Committee based upon one or more of the criteria set forth in the plan, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide at the time of grant in the applicable award agreement that achievement of such performance goals will be waived (with the performance award deemed earned) in whole or in part or will be deemed to have been satisfied at a specified level, that the performance period shall be shortened, and/or that the payment under the performance award shall be pro-rated to reflect the reduced performance period upon the termination of employment of a participant by reason of death or disability, or the occurrence of a change in control of the Company. Performance awards may be paid in a lump sum or in installments following the close of the performance period, provided that no full and/or partial payment of a performance award granted hereunder may be made to a covered employee (as defined in the plan) until the Committee has certified in writing the attainment by the Company of the applicable performance target or performance targets over the applicable performance period or performance periods.

The Committee shall utilize objective criteria to establish corporate performance goals with respect to an award to a covered employee for purposes of Section 162(m) of the Internal Revenue Code based on one or more of the following measures:

•  net income;

•  net income before taxes;

•  operating earnings;

•  cash earnings;

•  operating cash earnings;

•  cash flow;

•  financial return ratios, including, but not limited to, return on average assets, return on tangible total assets, return on average stockholders’ equity, return on average tangible stockholders’ equity, average stockholders’ equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, non-interest income to total revenue ratio and net interest margin;

•  total stockholder return;

•  earnings per share;

•  operating earnings per share;

•  cash earnings per share;

•  other balance sheet or income statement items;

•  stock price;

•  market share; or

•  project completion.

Approval of the 2014 Equity Plan by the stockholders of the Company also will constitute approval of the foregoing measures for purposes of Section 162(m) of the Internal Revenue Code.  Performance goals with respect to participants who are not covered employees for purposes of Section 162(m) also may be based on any other objective performance goals as may be established by the Committee for a performance period.

Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance goals.  A performance goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company’s financial statements.  Any performance goal expressed on a per-share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding shares, be mathematically adjusted by the Committee so that the change in outstanding shares does not cause a substantive change in the relevant goal.  The Committee may adjust performance goals for any other objective events or occurrences that occur during a performance period, including, but not limited to, acquisitions by the Company and changes in applicable tax laws or accounting principles, provided that the Committee shall not have the discretion to increase the amount of a performance award that would otherwise be due upon attainment of a performance target or performance targets to any participant who is a covered employee except to the extent permitted under Section 162(m) of the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code precludes a publicly-held corporation from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to “qualified performance-based compensation.”  Because stock options and stock appreciation rights granted under the 2014 Equity Plan must have a per share exercise price at least equal to the fair market value of a share of common stock on the date of grant and because the 2014 Equity Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options and stock appreciation rights should be treated as “qualified performance-based compensation” for purposes of Section 162(m).

Award Agreements and Certain Award Terms

Each award will be evidenced by an award agreement that will be delivered to the participant specifying the terms and conditions of the award and any rules applicable to such award.  Upon a change in control of the Company, as defined in the 2014 Equity Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.  Awards may not be assigned, pledged, sold or otherwise transferred or encumbered, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order; provided, however, an award may be transferable under the 2014 Equity Plan to the extent determined by the Committee and set forth in the applicable award agreement if such award agreement provisions do not disqualify such award for exemption under Rule 16b-3, if such award is not intended to qualify for exemption under Rule 16b-3 or, with respect to awards that are incentive stock options, if such provisions do not prevent the incentive stock options from qualifying as such under applicable laws and regulations.

Eligible Participants

Under the 2014 Equity Plan, any employee, officer or non-employee director of the Company or the Company’s affiliates may be designated by the Committee as a participant and receive awards thereunder.  Non-employee directors are eligible to only receive awards of nonqualified stock options under the plan.  As of May 12, 2014, the Company had six officers and employees and six non-employee directors eligible to participate in the 2014 Equity Plan.

Shares Reserved Under the 2014 Equity Plan

The number of shares of Common Stock that may be issued pursuant to the 2014 Equity Plan is 660,750, which represents approximately 7.5% of the outstanding shares of Common Stock as of May 12, 2014.

None of the shares reserved under the plan shall be the subject of more than one award at any time, but if an award is cancelled or forfeited or if an award terminates, expires or lapses for any reason, then any unissued or forfeited shares subject to the award shall again become available for grant under the 2014 Equity Plan as if no awards had been previously granted with respect to such shares. Shares withheld from an award or delivered by a participant to satisfy minimum tax withholding requirements or to pay the exercise price of stock options or stock appreciation rights will not be available for future grants of awards under the plan.

The total number of shares of Common Stock that may be issued pursuant to the 2014 Equity Plan is subject to adjustment by the Committee in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding Common Stock effected without receipt or payment of consideration by the Company.  The shares issuable under the 2014 Equity Plan may be from either authorized but previously unissued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market or in private transactions and held as treasury shares.

Effective Date

The effective date of the 2014 Equity Plan is April 23, 2014, which is the date the board of directors approved the plan.  However, no awards may be granted under the 2014 Equity Plan prior to the receipt of stockholder approval of the plan.  The 2014 Equity Plan shall remain in effect until the earlier of the date that no additional shares of Common Stock are available for issuance under the 2014 Equity Plan, the date that the 2014 Equity Plan has been terminated in accordance with its terms or the close of business on the tenth anniversary of the effective date of the 2014 Equity Plan.

Amendment and Termination of the 2014 Equity Plan and Awards Thereunder

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the 2014 Equity Plan or any portion thereof at any time, provided that no such action shall be made that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted without the consent of the affected participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

•                except as provided in the 2014 Equity Plan in connection with adjustments to the outstanding Common Stock, increase the total number of shares with respect to which awards may be granted under the 2014 Equity Plan;

•                  change the employees or class of employees or non-employee directors eligible to participate in the 2014 Equity Plan;

•                  reduce the exercise price for options and stock appreciation rights by repricing or replacing such awards; or

•                  change the performance goals which may be established for performance awards.

The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted under the 2014 Equity Plan, prospectively or retroactively, provided that any such action that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.  Moreover, except as provided in the 2014 Equity Plan in connection with adjustments to the outstanding Common Stock or unusual or nonrecurring events as determined by the Committee, the Committee shall not have the authority to cancel any outstanding option or stock appreciation right and issue a new option or stock appreciation right in its place with a lower exercise price without the approval of the stockholders of the Company.

Awards to be Granted and Recent Market Price

The Company has not made any determination as to the timing or recipients of grants of awards under the 2014 Equity Plan.  As of April 23, 2014, the date the 2014 Equity Incentive Plan was approved by our Board of Directors, the fair market value of our common stock was $3.13 per share.

Awards Granted or Available Under Existing Plans

As of April 23, 2014, awards covering 522,400 shares of Common Stock were issued and outstanding under the Company’s existing stock compensation plans and only 322,270 shares of Common Stock remained available for grant under the 2004 Equity Plan.

Discussion of Federal Income Tax Consequences

Set forth below is a summary of certain federal income tax consequences under the Internal Revenue Code relating to awards that may be granted under the 2014 Equity Plan.

Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss realized will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options, and the Company will be entitled to deduct such amount.  If the shares of Common Stock acquired upon exercise of an incentive stock option decline in value after the date of exercise, however, the ordinary income recognized by the optionee is limited to the difference between the sales price and the amount paid for the shares.  Any gain realized from the sale of shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option will be treated as a nonqualified stock option.

Nonqualified Stock Options.  No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the 2014 Equity Plan.  Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.  In general, Common Stock issued upon exercise of an option or stock appreciation right granted under the 2014 Equity Plan will be transferable and not subject to a risk of forfeiture at the time issued.

Stock Appreciation Rights.  No income will be recognized by a participant in connection with the grant of a stock appreciation right.  When the stock appreciation right is exercised, the participant generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received.  The Company generally will be entitled to a deduction equal to the amount includable as ordinary income by such participant.

Restricted Stock.  A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock.  However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock.  If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election.  The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Internal Revenue Code).  The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Units.  A participant who is awarded restricted stock units will not recognize income at the time of grant.  When a participant receives payment for restricted stock units in shares of Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.  However, if there is a substantial risk that any shares of Common Stock used to pay out earned restricted stock units will be forfeited (for example, because the Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses.  In this case, the participant can elect to make an election under Section 83(b) of the Internal Revenue Code, as described above.  The Company can take a deduction for federal income tax purposes at the time the ordinary income is recognized by the participant, subject to any applicable limitations under Section 162(m) of the Code.

Other Stock-Based Awards.  The federal income tax treatment of other stock-based awards which may be granted under the 2014 Equity Plan will depend on the specific terms of such awards.

Performance Awards. A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive cash, stock or other property in settlement of a performance award, the cash amount or the fair market value of the stock or other property will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code.

Deduction Limit for Certain Executive Compensation.  Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (each, a “covered executive”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation.  In order for performance-based compensation to qualify for this exception:  (i) it must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The 2014 Equity Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, the Company believes that compensation attributable to performance share awards granted under the 2014 Equity Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  If the non-excluded compensation of a covered executive exceeds $1 million, however, compensation attributable to other awards, such as restricted stock awards or restricted stock units, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by the Committee meeting specified requirements and disclosed to and approved by the stockholders of the Company.  The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

Section 409A of the Code. The 2014 Equity Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the Code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2014 Equity Plan and do not have a deferral feature, are generally exempt from the application of Section 409A. Stock units and other stock-based awards generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards will be specially designed or may be amended, or the 2014 Equity Plan may be amended, to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Parachute Payments. The acceleration of the vesting or payment of an award under the 2014 Equity Plan in connection with a change in control of the Company may, depending upon the individual circumstances of the participant, cause certain amounts attributable thereto to be treated as “excess parachute payments” as defined in Section 280G of the Internal Revenue Code.  “Excess parachute payments” are non-deductible by the Company for purposes of the Internal Revenue Code and subject the employee to a 20% federal excise tax thereon in addition to regular income taxes.

Withholding.  The Company or any affiliate is authorized to withhold from any award under the 2014 Equity Plan, from any payment due or transfer made under any award or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of any award, its exercise or any payment or transfer under an award or under the 2014 Equity Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

The above description of tax consequences is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder).  Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

Our Board of Directors recommends that you vote “FOR” the approval of the 2014 Equity Incentive Plan.

PROPOSAL #3 – ADVISORY VOTE ON COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

On January 25, 2011, the Securities and Exchange Commission adopted amendments to its disclosure rules and forms to implement Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”), which added Section 14A to the Securities Exchange Act of 1934.  The new section requires public companies subject to the federal proxy rules to: (i) provide their shareholders with an advisory vote on the compensation of the executive officers named in the Summary Compensation Table of the Company’s Form 10-K (the “named executive officers” or “NEOs”), generally known as “Say-on-Pay” votes; (ii) provide their shareholders with an advisory vote on the desired frequency of Say-on-Pay votes, which must be no less frequently than once every three calendar years; and (iii) provide their shareholders with an advisory vote on compensation arrangements and understandings in connection with merger transactions, known as “golden parachute” arrangements.

These votes are non-binding; however, because the Compensation Committee and the Board of Directors of the Company value stockholder input, they will consider the outcome of the vote when making compensation decisions.

At our last 2013 Annual Meeting of stockholders held on June 18, 2013, our stockholders by their advisory vote indicated a majority preference that the Company includes a non-binding stockholder advisory vote on the compensation of our named executive officers in our proxy materials on an annual basis. Consequently, our Board of Directors has determined that it is in the best interests of our stockholders to solicit a non-binding stockholder advisory (or “say-on-pay”) vote on the compensation of our named executive officers every year. Accordingly, this year, the Company is again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

As more fully discussed in “Item 11. Executive Compensation – Compensation Discussion and Analysis – Overview of Compensation Philosophy and Program” in the Company’s Form 10-K, our compensation philosophy is to provide compensation to our executive officers that is competitive in the marketplace in order to attract and retain qualified and experienced officers.

The compensation of our NEOs, including the various components of such compensation, is determined by our Compensation Committee.  The Committee consists solely of non-employee directors who meet all applicable requirements to be independent of management.  In addition, the Committee may use, from time to time, independent outside consulting firms that provide information regarding the compensation paid by our peer group.  However, we did not engage a compensation consultant during the year ended 2013.

When setting the compensation of our NEOs, the Committee generally targets compensation that is comparable with our peer group with respect to each of the components of compensation.  The compensation we provide to our named executive officers primarily consists of the following: (i) annual base salary; (ii)  annual cash bonus; (iii) stock options; (iv) profit sharing plans; (v) to a lesser extent, restricted stock awards; and (vi) other forms of compensation as approved by the Committee.

In addition, we have disclosed in the section “Executive Compensation - Employment and Change of Control Agreements” and “Compensation Discussion and Analysis - Employment/Severance Agreements” of our Form 10-K information regarding the compensation that would accrue to Mr. Rami Ramadan, our President and CEO, in the event of a change of control of the Company.  Mr. Ramadan is the only named executive officer who has such an arrangement with the Company.  As of the Voting Record Date, the Company was not engaged in any discussions that could lead to a change in control of the Company.

To that end, our NEOs receive a mix of base salary, annual bonuses and long-term equity awards, all of which are reviewed at least annually by the Compensation Committee.  Because of the structure of our compensation packages, a significant portion of our NEOs’ total potential compensation can be considered to be “at risk.”  Please refer to the Form 10-K for more information.

At the 2013 Annual Meeting of Stockholders, the Company’s stockholders cast a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement for that meeting.  The Company’s stockholders overwhelmingly approved the proposal with more than 99.0% of the shares voted being cast in favor of the proposal.

We are requesting your vote on the following resolutions:

“RESOLVED, that the compensation paid to the Company’s named executive officer as disclosed pursuant to Item 402 of Regulation S-K in Item 11 of the Company’s Form 10-K for the year ended December 31, 2013, including in the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

and

“RESOLVED, that the compensation that may be paid to Mr. Rami Ramadan, the Company’s President and Chief Executive Officer, in the event of a change of control of the Company, as disclosed pursuant to Item 402 of Regulation S-K in Item 11 of the Company’s Form 10-K for the year ended December 31, 2013, including in the “Compensation Discussion and Analysis,” the “Employment and Change of Control Agreements” and the “Employment/Severance Agreements” sections, the compensation tables and the narrative discussion set forth therein, is hereby approved on an advisory basis.”

Our Board recommends a vote “FOR” these resolutions.

PROPOSAL #4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein Kass, independent registered public accountants, to perform the audit of the Company’s financial statements for the year ending December 31, 2014, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

We have been advised by Rothstein Kass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients.  Rothstein Kass provided audit and non-audit services to the Company in 2012 and 2013, which are described below. It is not anticipated that Rothstein Kass will have a representative at the Annual Meeting.

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Rothstein Kass was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of specifically described audit, audit-related and tax services by the Committee on an annual basis. Individual engagements that are anticipated to exceed pre-established thresholds will be considered on a case by case basis.

The following table shows the fees that were billed to the Company by Rothstein Kass for professional services rendered for the fiscal years ended December 31, 2013 and December 31, 2012.

Fee Category	2013	2012

Audit fees	$210,000	$205,000

Audit-related fees

Tax fees	50,000	45,000

All other fees

Total fees	$260,000	$250,000

Audit Fees.  This category includes fees for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by Rothstein Kass in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of TWC’s financial statements and are not included above under “Audit Fees.”

Tax Fees.  This category includes fees for tax compliance, tax advice, and tax planning.  These services include tax return preparation, expatriate tax services and international VAT tax planning.

All Other Fees.  This category includes all other fees not included in the above three categories.

Inclusion of this proposal in the proxy statement is not required by the Bylaws of TWC, but is being submitted to stockholders as a matter of good corporate practice.  In the event that stockholders fail to ratify the selection of Rothstein Kass, the Audit Committee and the Board will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Rothstein Kass as independent registered public accountants for the fiscal year ending December 31, 2014.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder wishes to have presented at the 2015 Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than January 15, 2014.  Under the current rules of the SEC, a stockholder submitting a proposal is required to be a record or beneficial owner of at least 1% or $2,000 in market value of the Company’s Common Stock and to have held such stock for at least one year prior to the date of submission of the proposal, and he or she must continue to own such shares through the date on which the meeting is held.  If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2015 Annual Meeting of Stockholders.  It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company’s Articles of Incorporation, which provide that business must be properly brought before the meeting by, or for the direction of, the Board of Directors, or otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company.  To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company.  A stockholder’s notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company’s Articles of Incorporation.  If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting.  The SEC rules permit management to vote proxies in its discretion with respect to such matters if we advise stockholders how management intends to vote.

Lloyd I. Miller, III provided the Company with written notice, dated March 10, 2014, of his intention to nominate six members to the Company’s Board of Directors.  In order to settle such matter, the Company entered into an agreement with Mr. Miller and his affiliates (the “Miller Funds”), as well as with Wynnefield Partners Small Cap Value, L.P. and its affiliates (the “Wynnefield Funds”), and Value Partners, Ltd, an investment fund controlled by Timothy G. Ewing, a director of TWC.  Pursuant to the agreement, the Company agreed to nominate five current directors for election as directors at the 2014 Annual Meeting and each of the Miller Funds and the Wynnefield Funds submitted one additional person for consideration by the nominating committee of the Company’s Board for election at the Annual Meeting.  Under the agreement, the Nominating Committee nominated directors Rami S. Ramadan, Malcolm M.B. Sterrett, Timothy G. Ewing, Patrick J. Bennett, Sr. and Michael B. Brodsky for a one-year term as directors at the Annual Meeting.  The Miller Funds submitted the nomination of David E. Goldberg, and the Wynnefield Funds submitted the nomination of Max W. Batzer for consideration by the Nominating Committee and, after a due diligence review and consideration, the Nominating Committee included such nominees as part of the Board’s slate of nominees for election of directors at this Annual Meeting. Pursuant to the agreement, the Company reimbursed the Miller Funds $50,000 for its related fees and expenses, and the Company reimbursed the Wynnefield Funds $50,000 for its related legal fees.  Each of the Miller Funds, the Wynnefield Funds and Value Partners have agreed to appear at the Annual Meeting, in person or by proxy, and vote all of the shares of Common Stock beneficially owned by such party in favor of all of the Company’s nominees for election as directors.  See also “Proposal #1 – Proposal to Elect Directors – Election of Directors” and “Nominees.”

ANNUAL REPORTS

A copy of the Company’s Annual Report to Stockholders for the year ended December 31, 2013 accompanies this Proxy Statement.  Except for “Item 11. Executive Compensation” of the Form 10-K for the year ended December 31, 2013, which is incorporated herein by reference, such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2013 required to be filed under the Exchange Act.  Such written requests should be directed to Secretary, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.  You may also view the Annual Report on the Company’s website at www.transwc.com under “Investor Relations” or our Form 10-K on the website of the SEC at www.sec.gov.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding services, product development, product potential or financial performance. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements in Item 1A. “Risk Factors” and Item 7A. “Quantitative and Qualitative Disclosures About Market Risk” of the Company’s Form 10-K for the year ended December 31, 2013, and in our periodic reports on Form 10-Q and current reports on Form 8-K, if any, which provisions the Company incorporates herein by reference.

OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the Board’s nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting.  Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

The Company may solicit proxies by mail, advertisement, telephone, facsimile and personal solicitation.  The cost of this solicitation of proxies will be borne by the Company.  The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company’s Common Stock. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors

Rami S. Ramadan

President and Chief Executive Officer

May 16, 2014

ANNEX A

2014 Equity Incentive Plan

TRANS WORLD CORPORATION

2014 EQUITY INCENTIVE PLAN

Trans World Corporation (the “Company”) hereby adopts its 2014 Equity Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated, effective as of April 23, 2014.

SECTION 1.  Purpose.  The purposes of the Trans World Corporation 2014 Equity Incentive Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Affiliates; (ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such employees to participate in the long-term growth and financial success of the Company; and (iv) compensating non-employee directors for their service to the Company.

SECTION 2.  Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

“10% Stockholder” shall have the meaning set forth in Section 5.

“Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or Performance Award.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean a change in ownership of the Company, a change in the effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, in each case as provided under Section 409A of the Code and the regulations thereunder.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

“Committee” shall mean the Compensation Committee of the Board, which shall be composed of not less than two directors, each of whom shall be (i) to the extent necessary to comply with Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3, as from time to time amended, and (ii) to the extent necessary to comply with any applicable listing or quotation requirements relating to the Shares, an “independent” director within the meaning of such requirements, provided that, with respect to any Covered Employee, “Committee” shall mean the Compensation Subcommittee of the Compensation Committee of the Board, which shall consist of two or more members of the Board appointed by the Board who qualify as outside directors for purposes of Section 162(m) of the Code.  Any reference in the Plan to the “Committee” shall be understood to refer to the Compensation Committee or its Compensation Subcommittee, whichever has administrative authority with respect to the matter.

“Common Stock” shall mean the common stock, $0.001 par value per share, of the Company as authorized by the Articles of Incorporation of the Company.

“Company” shall mean Trans World Corporation and any successor thereto.

“Covered Employee” shall mean any Employee who is a covered employee as defined in Section 162(m)(3) of the Code and the regulations thereunder, or any successor section and regulations thereunder.

“Disability” shall mean, in the case of any Participant, that the Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

“Effective Date” means the date upon which the Board approves this Plan.

“Employee” shall mean an employee of the Company or of any Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that, unless otherwise determined by the Committee in order to satisfy the requirements relating to Incentive Stock Options under applicable laws and regulations, the “Fair Market Value” of a Share shall be the closing sale price of a Share on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such Shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use. Notwithstanding the foregoing, if the Shares are not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Company and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

“Incentive Stock Option” shall mean a right to purchase Shares from the Company at a stated price for a specified period that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

“Non-employee Director” shall mean a director of the Company or of any Affiliate, who is not also an Employee of the Company or of any Affiliate.

“Nonqualified Stock Option” shall mean a right to purchase Shares from the Company at a stated price for a specified period that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 9 of the Plan.

“Participant” shall mean any Employee or Non-Employee Director selected by the Committee to receive an Award under the Plan.

“Performance Award” shall mean any Award granted under Section 10 of the Plan.

“Performance Goal” shall have the meaning set forth in Section 10(c) of the Plan.

“Performance Period” shall mean, with respect to any Performance Award, the period specified by the Committee, including, but not limited to, the calendar year or any part thereof and periods of more than one consecutive calendar year.

“Performance Targets” shall mean the specific measures which must be satisfied in connection with any Performance Goal.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this Trans World Corporation 2014 Equity Incentive Plan, as may be amended from time to time in accordance with its terms.

“QDRO” shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

“Restricted Stock Award” shall mean any Award granted under Section 8 of the Plan.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion and as specified in the Applicable Award Agreement.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion, which may be settled either (i) by the delivery of one Share for each Restricted Stock Unit or (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit, all as specified in the applicable Award Agreement. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a Share or the appropriate amount of cash, as applicable, upon removal of the applicable restriction (or such later date as may be provided in the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

“Shares” shall mean shares of the Common Stock, or such other securities of the Company as may be designated by the Committee from time to time.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan to receive the difference between (i) a grant price, which shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) the Fair Market Value of a Share on the date the right is exercised, which amount may be paid in cash, Shares or a combination of cash and Shares.

SECTION 3.  Administration.

(a)                                 Authority of Committee.  The Plan shall be administered by the Committee.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, including the determination of any vesting period; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (viii) determine the meaning of the term “retirement” for purposes of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)                                 Committee Discretion Binding.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all

Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

SECTION 4.  Shares Available for Awards.

(a)                                 Shares Available.  Subject to adjustment as provided in Section 14, the number of Shares with respect to which Awards may be granted under the Plan shall not exceed 660,750, which represents approximately 7.5% of the Company’s total outstanding Common Stock as of the Effective Date. None of such Shares shall be the subject of more than one Award at any time, but if an Award is cancelled or forfeited or if an Award terminates, expires or lapses for any reason, then any unissued or forfeited Shares subject to the Award shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such Shares. Shares withheld from an Award or delivered by a Participant to satisfy minimum tax withholding requirements or to pay the Exercise Price of Options or Stock Appreciation Rights will not be available for future grants of Awards under the Plan.

(b)                                 Award Limits.  Notwithstanding any provision herein to the contrary, the following provisions shall apply (subject to adjustment as provided in Section 14:

(i)                                     in no event shall a Participant receive an Award or Awards during any one calendar year covering in the aggregate more than 200,000 Shares (whether such Award or Awards may be settled in Shares, cash or any combination thereof); and

(ii)                                  in no event shall there be granted during the term of the Plan Restricted Stock or Restricted Stock Units which are not subject to the achievement of a Performance Target or Targets covering more than an aggregate of 150,000 Shares.

(c)                                  Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, as well as Shares purchased in the open market or in private transactions.

(d)                                 No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan as Options or Stock Appreciation Rights shall be designed to satisfy the exemption for stock options or stock appreciation rights set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options or Stock Appreciation Rights granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemptions for stock options and stock appreciation rights set forth in the regulations issued under Section 409A of the Code.  No Participant who has been granted Options shall be permitted to defer the recognition of income beyond the exercise date of a Nonqualified Stock Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold. No Participant who has been granted a Stock Appreciation Right shall be permitted to defer the recognition of income beyond the exercise date of the Stock Appreciation Right.   No Participant shall be permitted to defer the recognition of income beyond the date a Restricted Stock Award, Restricted Stock Unit, Other Stock-Based Award or Performance Award shall be deemed earned under this Plan.

SECTION 5.  Eligibility.  Any Employee, including any officer or employee-director of the Company or any Affiliate, and any Non-Employee Director shall be eligible to be designated a Participant, provided that (i) only Employees who are common-law employees of the Company or any of its Affiliates shall be eligible for the grant of an Incentive Stock Option, (ii) an Employee-shareholder who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Affiliates (a “10% Stockholder”) shall not be eligible for the grant of an Incentive Stock Option unless the requirements set forth in Section 422(c)(5) of the Code are satisfied, and (iii) Non-employee Directors shall only be entitled to receive Nonqualified Stock Options.

SECTION 6.  Stock Options.

(a)                                 Grant.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees and Non-employee Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option, provided that Non-employee Directors shall only be entitled to receive Nonqualified Stock Options.  The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options.  In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

(b)                                 Exercise Price.  The Committee in its sole discretion shall establish the exercise price at the time each Option is granted, provided that the per share price at which Shares may be purchased upon exercise of an Option shall be no less than one hundred percent (100%) of the Fair Market Value of a Share at the time such Option is granted, except as provided in Section 6(e)(ii) below.

(c)                                  Exercise.  Subject to the terms of the Plan, each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted unless the holder of the Option is a 10% Stockholder, in which case no Option granted shall be exercisable after the expiration of five years from the date the Option is granted.  The Committee may impose such conditions with respect to the exercise of Options, including without limitation any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d)                                 Payment.  No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company.  Such payment may be made by the Optionee (i) in cash or its equivalent, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Financial Accounting Standards Board ASC Topic 718 — Stock Compensation, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the Shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the Shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price. With respect to clause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

(e)                                  Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 6(a) to 6(d) above, to those contained in this Section 6(e).

(i)                                     Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options under this Plan (as well as stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Company or any parent or subsidiary company) are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000.

(ii)                                  Limitation on Ten Percent Stockholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Company or any subsidiary company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant.

(iii)                               Notice of Disposition; Withholding; Escrow.  A Participant shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 6(e)(iii).

SECTION 7.  Stock Appreciation Rights.

(a)                                 Grant.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right, the exercise price thereof, which may be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, the conditions and limitations applicable to the exercise thereof and whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.  Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award.  Stock Appreciation Rights granted in tandem with an Option shall be granted at the same time as the Option is granted and shall have the same exercise price as the tandem Option.

(b)                                 Other Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement and any other terms and conditions of any Stock Appreciation Right.  Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8.  Restricted Stock and Restricted Stock Units.

(a)                                 Grant.  Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, the other terms and conditions of such Awards and, in the case of Restricted Stock Units, whether such Units shall be settled in cash, Shares or a combination of cash and Shares on the date of grant.  Notwithstanding any other provision of the Plan to the contrary, Restricted Stock and Restricted Stock Units which have not been granted in lieu of base salary or bonuses or which have a restriction based on completion of a specified period of service with the Company or an Affiliate without achievement of a Performance Target or Performance Targets or other performance objectives of the Company as a condition of vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee’s sole discretion, in the event of the Participant’s Disability or death.

(b)                                 Transfer Restrictions.  Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreement.  Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company.  Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant’s legal representative.

(c)                                  Dividends and Distributions.  Restricted Stock Awards and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of Performance Goals or otherwise, as the Committee determines at the time of the grant of the Award.  Except as otherwise provided in the applicable Award Agreement, a Participant shall have all of the rights of a stockholder with respect to the Shares covered by the Restricted Stock Award, and a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units until such time as Shares are paid in settlement of the Restricted Stock Units.  Unless otherwise provided in the applicable Award Agreement, Shares covered by Restricted Stock Awards will be entitled to full dividend rights and any dividends paid thereon will be paid or distributed to the holder at such time as the underlying Shares become vested and earned by the Participant.

(d)                                 Voting of Restricted Stock.  Unless otherwise determined by the Committee at the time of grant, an Employee to whom Shares of Restricted Stock shall be granted shall be entitled to vote such Shares.

SECTION 9.  Other Stock-Based Awards.  The Committee shall have authority to grant to eligible Employees an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award and whether such Awards shall be paid in cash, Shares or a combination of cash and Shares.  Notwithstanding any other provision of the Plan to the contrary, an Other Stock-Based Award which is not granted in lieu of base salary or bonuses  or which is not subject to the achievement of a Performance Target or Targets or other performance objectives of the Company as a condition to vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee’s sole discretion, in the event of the Participant’s Disability or death.

SECTION 10.  Performance Awards.

(a)                                 Grant.  The Committee shall have sole and complete authority to determine the extent to which an Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards shall be subject to the achievement of one or more Performance Targets over one or more Performance Periods.  For any Award to a Covered  Employee, any such Performance Target and related Performance Goal(s) and Performance Period(s) shall be determined by the Committee within the time prescribed by Section 162(m) of the Code and the regulations thereunder, or any successors thereto, in order for the Performance Target to be considered “pre-established” for this purpose.

(b)                                 Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Targets to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

(c)                                  Performance Goals.  For purposes of the Plan, the term “Performance Goals” shall mean objective criteria based on one or more of the following: net income, net income before taxes, operating earnings, cash earnings, operating cash earnings, cash flows, financial return ratios (including, but not limited to, return on average total assets, return on tangible total assets, return on average stockholders’ equity, return on average tangible stockholders’ equity, average stockholders’ equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, noninterest income to total revenue ratio and net interest margin), total stockholder return, earnings per share, operating earnings per share, cash earnings per share, other balance sheet or income statement items, stock price, market share or project completion.  Performance Goals with respect to awards to Participants who are not Covered Employees also may be based on any other objective performance goals as may be established by the Committee for a Performance Period.  Performance Goals may be measured (i) solely on a corporate, subsidiary or business unit basis or a combination thereof and/or (ii) on actual or targeted growth factors.  Performance Goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected Performance Goals.  A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company’s financial statements.  Any Performance Goal expressed on a per-Share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding Shares, be mathematically adjusted by the Committee so that the change in outstanding Shares does not cause a substantive change in the relevant goal.  The Committee may adjust Performance Goals for any other objective events or occurrences which occur during a Performance Period, including, but not limited to, acquisitions by the Company and changes in applicable tax laws or accounting principles, provided that the Committee shall not have the discretion to increase the amount of a Performance Award that would otherwise be due upon attainment of a Performance Target or Performance Targets to any Participant who is a Covered Employee except to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successors thereto.

(d)                                 Payment of Performance Awards.  Each Performance Award shall be earned, vested and payable (as applicable) only upon the achievement of Performance Goals established by the Committee based upon one or more of the criteria set forth in Section 10(c) above, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide at the time of grant in the applicable Award Agreement that achievement of such Performance Goals will be waived (with the Performance Award deemed earned) in whole or in part or will be deemed to have been satisfied at a specified level, that the Performance Period shall be shortened, and/or that the payment under the Performance Award shall be pro-rated to reflect the reduced Performance Period upon (i) the termination of employment of a Participant by reason of death or Disability, or (ii) the occurrence of a Change in Control. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, provided that no full and/or partial payment of a Performance Award granted hereunder may be made to a Covered Employee until the Committee has certified in writing the attainment by the Company of the applicable Performance Target or Performance Targets over the applicable Performance Period or Performance Periods.

SECTION 11.  Termination or Suspension of Employment or Service.  The following provisions shall apply in the event of the Participant’s termination of employment or service with the Company and any Affiliate unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

(a)                                 Nonqualified Stock Options and Stock Appreciation Rights.

(i)                                     Termination of Employment.  If the Participant’s employment or service with the Company and its Affiliates is terminated for any reason other than death, Disability or retirement, the Participant’s right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (A) the first anniversary of such termination of employment or service or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment or service.  The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable (and had not yet been exercised) at the date of such termination of employment or service.

(ii)                                  Death, Disability or Retirement.  If the Participant’s employment or service with the Company and its Affiliates is terminated by death, Disability or retirement, the Participant or his successor (if employment or service is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable (and had not yet been exercised) at the date of such termination of employment or service, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment or service.

(iii)                               Acceleration and Extension of Exercisability.  Notwithstanding the foregoing, the Committee may, in its discretion, provide at the time of grant (A) that an Option or Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above, including without limitation the date of termination of employment or service, (B) that an Option or Stock Appreciation Right granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option or Stock Appreciation Right would have expired had it not been for the termination of the Participant’s employment or service, and (C) that an Option or Stock Appreciation Right may become immediately exercisable upon the Participant’s death, Disability or retirement when it finds that such acceleration would be in the best interests of the Company.

(b)                                 Incentive Stock Options.  Except as otherwise determined by the Committee at the time of grant, if the Participant’s employment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such employment.  If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 11(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies during such 90-day period, the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.  Notwithstanding the foregoing, the Committee may, in its discretion, provide at the time of grant that an Incentive Stock Option may become immediately exercisable upon the Participant’s death, Disability or retirement when it finds that such acceleration would be in the best interests of the Company.

(c)                                  Restricted Stock.  Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant’s Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock.

SECTION 12.  Change in Control.  Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award; provided, however, that Performance Awards shall be deemed to be earned and vested upon a Change in Control only to the extent set forth in the applicable Award Agreement.

SECTION 13.  Amendment and Termination.

(a)                                 Amendments to the Plan.  The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted without the consent of the affected Participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

(i)                                     except as provided in Section 14 of the Plan, increase the total number of Shares with respect to which Awards may be granted under the Plan;

(ii)                                  change the employees or class of employees or Non-employee Directors eligible to participate in the Plan;

(iii)                               reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards; or

(iv)                              change the Performance Goals which may be established for Performance Awards.

(b)                                 Amendments to Awards.  The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.  Notwithstanding any other provision of the Plan to the contrary, except as provided in Section 14, the Committee shall not have the authority to cancel any outstanding Option or Stock Appreciation Right and issue a new Option or Stock Appreciation Right in its place with a lower exercise price without the approval of the stockholders of the Company.

SECTION 14.  Adjustments for Capital Changes.

(a)                                 General Adjustments.  The aggregate number of Shares available for issuance under this Plan, the number of Shares to which any outstanding Award relates, the maximum number of Shares that can be covered by Awards to each Participant and the exercise price per Share under any outstanding Option or Stock Appreciation Right shall be proportionately adjusted for any increase or decrease in the total number of outstanding Shares issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of Shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such Shares effected without receipt or payment of consideration by the Company.

(b)                                 Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Company, the Shares shall be exchanged for other securities of the Company or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase, acquire or receive such amount of cash or such number of Shares or amount of other securities of the Company or such other corporation as were exchangeable for the number of Shares of the Company which such Participants would have been entitled to purchase, acquire or receive except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options and Stock Appreciation Rights, provided that in each case the number of Shares or other securities subject to the substituted or assumed stock options or stock appreciation rights and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option or stock appreciation right is not deemed to be a modification of the outstanding Options or Stock Appreciation Rights.  Notwithstanding any provision to the contrary, the term of any Option or Stock Appreciation Right granted hereunder and the property which the holder of the Option shall receive upon the exercise or termination thereof shall be subject to, and be governed by, the provisions regarding the treatment of any such Options or Stock Appreciation Rights set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Company to the extent any such Option or Stock Appreciation Right remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

SECTION 15.  General Provisions.

(a)                                 Nontransferability.  No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO, provided, however, that an Award may be transferable, to the extent determined by the Committee and set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3, as from time to time amended, (ii) if such Award is not intended to qualify for exemption under such rule or (iii) with respect to Awards which are Incentive Stock Options, if such Award Agreement provisions do not prevent the Incentive Stock Options from qualifying as such under Section 422 of the Code, as from time to time amended.

(b)                                 No Rights to Awards.  No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards need not be the same with respect to each Participant.

(c)                                  Share Certificates.  All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national market quotation system upon which such Shares or other securities are then listed or quoted, respectively, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d)                                 Withholding.  A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of any Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(e)                                  Award Agreements.  Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

(f)                                   No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock Awards and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(g)                                  No Right to Continued Employment or Service.  Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-employee Director to continue in the employ or service of the Company or any Affiliate.

(h)                                 No Rights as Stockholder.  Subject to the provisions of the applicable Award and the Plan, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

(i)                                     Governing Law.  The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of New York.

(j)                                    Severability.  The Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code and the regulations thereunder, or any successors thereto.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(k)                                 Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law, regulation or listing or quotation requirement relating to the Shares or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.  Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject, as well as any applicable listing or quotation requirements relating to the Shares.

(l)                                     No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(m)                             No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated or accumulated and paid at a later date.

(n)                                 Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(o)                                 Successors and Assigns.  The Plan and any Award Agreement shall be binding upon the Company and its successors and assigns and upon each Participant and such Participant’s heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

(p)                                 Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

SECTION 16.  Effective Date; Term of the Plan.

(a)                                 Effective Date.  This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Company and no later than the termination of the Plan, provided this Plan is approved by stockholders of the Company pursuant to Section 17 hereof.

(b)                                 Term of the Plan.  The Plan shall remain in effect until the earlier of (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 13 hereof or (iii) the close of business on the tenth annual anniversary of the Effective Date.  Termination of the Plan shall not affect any Awards previously granted, and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

SECTION 17.  Stockholder Approval of the Plan.  The Company shall submit this Plan to its stockholders for approval at a meeting of stockholders of the Company held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) Section 162(m) of the Code and regulations thereunder.

TRANS WORLD CORPORATION

THE BOARD OF DIRECTORS

RECOMMENDS THAT YOU VOTE “FOR”

ALL PROPOSALS.

YOU MUST SIGN AND DATE ON THE

SIGNATURE LINE AT THE BOTTOM OF

THIS CARD FOR YOUR VOTE TO BE

COUNTED!

PLEASE RETURN YOUR PROXY CARD

IN THE POSTAGE-PAID ENVELOPE

PROVIDED.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED	Please mark your votes like this

SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL OF THE PROPOSALS BELOW. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

					FOR	AGAINST	ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”:				3. PROPOSAL on the advisory vote on the resolutions regarding compensation of the named executive officer, including compensation to the CEO on a change in control.
1. Election of Directors

					FOR	AGAINST	ABSTAIN
(1) Max W. Batzer (2) Patrick J. Bennett, Sr. (3) Michael B. Brodsky	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)		4. PROPOSAL to ratify the appointment by the Board of Directors of Rothstein, Kass as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014.
(4) Timothy G. Ewing (5) David E. Goldberg (6) Rami S. Ramadan				5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
(7) Malcolm M.B. Sterrett

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above.)

	FOR	AGAINST	ABSTAIN
2. PROPOSAL to approve the adoption of the 2014 Equity Incentive Plan.				COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly				Date		, 2014.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or cor- porate officer, please give title as such.

TRANS WORLD CORPORATION

May 16, 2014

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Wednesday, June 25, 2014 at 10:00 am Eastern time.  The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the attached Proxy Statement, the Board unanimously recommends that you vote “FOR” the Board’s nominees for director, “FOR” the proposal to adopt the 2014 Equity Incentive Plan, “FOR” the non-binding advisory vote on executive compensation, and “FOR” each other matter to be considered. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

Rami S. Ramadan

President and Chief Executive Officer

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REVOCABLE PROXY

TRANS WORLD CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

June 25, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2014 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of Trans World Corporation (the “Company”) as of May 12, 2014, hereby acknowledges the receipt of the Notice of Annual Meeting and Proxy Statement relating to the subject Annual Meeting and hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the law offices of Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007, on Wednesday, June 25, 2014 at 10:00 am Eastern time, and at any adjournment or postponement of said meeting, and thereat to vote all shares the undersigned is entitled to vote and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.  This proxy revokes all prior proxies with respect to the Annual Meeting.

If your address has changed, please correct the address in the space provided below.

I PLAN TO ATTEND THE ANNUAL MEETING:	YES	NO

(Continued, and to be marked, dated and signed, on the other side.)